UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2022

SIGNET JEWELERS LIMITED
(Exact name of registrant as specified in its charter)

 Commission File Number: 1-32349

Bermuda	Not Applicable
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Clarendon House
2 Church Street
Hamilton
HM11
Bermuda
(Address of principal executive offices, including zip code)

 (441) 296 5872
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of $0.18 each	SIG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders
(a)    The 2022 Annual Meeting of Shareholders of Signet Jewelers Limited (the “Company”) was held on June 17, 2022 (the "Annual Meeting").
(b)    The following matters were voted upon at the Annual Meeting and the results of the voting were as follows:
Proposal One:
Election of twelve members of the Company’s Board of Directors to serve until the next annual meeting of shareholders of the Company or until their respective successors are elected in accordance with the Bye-laws of the Company.

Director Nominee	For	Against	Abstain	Broker Non-Votes
H. Todd Stitzer	45,475,610	259,717	70,861	3,636,254
Virginia C. Drosos	45,607,066	133,963	65,159	3,636,254
André V. Branch	45,626,086	104,854	75,248	3,636,254
R. Mark Graf	45,603,432	133,588	69,168	3,636,254
Zackery Hicks	45,321,665	412,338	72,185	3,636,254
Helen McCluskey	45,317,884	414,930	73,374	3,636,254
Sharon L. McCollam	45,130,580	604,180	71,428	3,636,254
Nancy A. Reardon	45,388,027	343,850	74,311	3,636,254
Jonathan Seiffer	45,503,540	214,195	88,453	3,636,254
Brian Tilzer	45,323,398	398,334	84,456	3,636,254
Eugenia Ulasewicz	45,355,260	367,295	83,633	3,636,254
Dontá L. Wilson	45,629,076	89,674	87,438	3,636,254
Proposal Two:
Appointment of KPMG LLP as independent registered public accounting firm of the Company, to hold office from the conclusion of this Meeting until the conclusion of the next annual meeting of shareholders, and authorization of the Audit Committee to determine its compensation.

For	Against	Abstain	Broker Non-Votes
49,135,004	289,868	17,570	0
Proposal Three:
Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement

For	Against	Abstain	Broker Non-Votes
44,926,379	837,315	42,494	3,636,254

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNET JEWELERS LIMITED

Date:	June 23, 2022	By:	/s/ Joan Hilson
		Name:	Joan Hilson
		Title:	Chief Financial and Strategy Officer